UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2021

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. was held on April 30, 2021. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.    The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory R. Dahlberg	110,888,353	1,848,290	388,101	8,219,709
David G. Fubini	111,522,157	1,083,340	519,247	8,219,709
Miriam E. John	110,512,274	2,209,315	403,155	8,219,709
Frank Kendall III	111,127,758	1,537,292	459,694	8,219,709
Robert C. Kovarik, Jr.	111,244,379	1,327,334	553,031	8,219,709
Harry M.J. Kraemer, Jr.	108,580,070	4,105,021	439,653	8,219,709
Roger A. Krone	107,764,350	4,826,495	533,899	8,219,709
Gary S. May	111,689,260	902,847	532,636	8,219,709
Surya N. Mohapatra	111,410,982	1,199,461	514,302	8,219,709
Robert S. Shapard	109,589,866	3,059,820	475,058	8,219,709
Susan M .Stalnecker	111,638,574	1,036,901	449,269	8,219,709
Noel B. Williams	111,414,759	1,258,094	451,890	8,219,709

2.    The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	107,649,197
Votes against	4,480,716
Abstentions	994,832
Broker non-votes	8,219,709

3.    The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved based upon the following votes:

Votes for approval	116,900,988
Votes against	4,213,184
Abstentions	230,281
Broker non-votes	N/A

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	May 6, 2021	By:	/s/ Benjamin A. Winter
Benjamin A. Winter
		Its:	Senior Vice President and Corporate Secretary